UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 20, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 7.01. Regulation FD Disclosure.

     On October 20, 2004, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that on November 15, 2004 it will pay a quarterly distribution of $0.525 per unit to its common and subordinated unitholders of record as of the close of business on November 1, 2004. A copy of the press release is included as an exhibit to this Current Report.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated October 20, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	MARTIN	MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC, its General Partner

Date: October 20, 2004	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated October 20, 2004.

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